FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

United States Cellular Corporation (the “Company”) previously disclosed the sale on December 1, 2014 of $275,000,000 aggregate principal amount of the Company’s 7.25% Senior Notes due 2063 (the “Notes”).  The Notes will be our senior unsecured obligations and will rank on a parity with all of our existing and future senior unsecured obligations.

The closing and settlement of the sale of $275,000,000 aggregate principal amount of Notes occurred on December 8, 2014.  The Notes were issued pursuant to an Indenture dated as of June 1, 2002 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture dated December 8, 2014 (the “Seventh Supplemental Indenture”).

The Indenture was incorporated as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-188971) and is incorporated herein by reference thereto.  The form of the Seventh Supplemental Indenture, including the form of the Notes, was filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A dated and filed on December 2, 2014 and is incorporated herein by reference.  A description of the Indenture, the Seventh Supplemental Indenture and the Notes is included in the Company’s Prospectus Supplement and Prospectus dated December 1, 2014 and filed on December 2, 2014, which descriptions are incorporated by reference herein.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the respective documents incorporated by reference herein.

The Trustee is an affiliate of The Bank of New York Mellon Corp., which is one of a number of banks with which the Company and its subsidiaries maintain ordinary banking relationships, including, in certain cases, credit facilities.

Item 8.01.  Other Events.

                A copy of the opinion of Sidley Austin LLP relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

                In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	December 8, 2014

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

4.1

Indenture dated as of June 1, 2002 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (formerly known as the Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), is hereby incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-188971).

4.2

Seventh Supplemental Indenture dated as of December 8, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), is hereby incorporated by reference from Exhibit 2 to the Company’s Registration Statement on Form 8-A dated and filed on December 2, 2014.

5.1	Opinion of Sidley Austin LLP relating to legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement